Exhibit 10.32.4

AMENDMENT FOUR
TO THE
COCA-COLA REFRESHMENTS SEVERANCE PAY PLAN
FOR EXEMPT EMPLOYEES

WHEREAS, The Coca-Cola Company established the Coca-Cola Refreshments
Severance Pay Plan for Exempt Employees ("Plan"); and
WHEREAS, The Coca-Cola Company Benefits Committee ("Benefits Committee") is
authorized to amend the Plan at any time;
NOW, THEREFORE, BE IT RESOLVED, that the Plan is amended as follows, effective as stated below:
"Participant means"
(a) a regular full-time or regular part-time Exempt Employee of the Company or a
Participating Affiliate, who, in accordance with the personnel and organizational systems of the Company and/or The Coca-Cola Company, (i) works primarily within the United States (one of the fifty states or the District of Columbia), and
(ii) is actively at work or on an Approved Leave of Absence, or

(b) a regular full-time or regular part-time Exempt Employee of The Coca-Cola
Company or an Affiliate who, in accordance with the personnel and organizational systems of the Company and/or The Coca-Cola Company (i) works primarily within the United States (one of the fifty states or the District of
     Columbia), (ii) ultimately reports up to the President of the Company, and (iii) is actively at work or on an Approved Leave of Absence, or

(c) a regular full-time or regular part-time Exempt Employee of The Coca-Cola
Company or an Affiliate who, in accordance with the personnel and organizational systems of the Company and/or The Coca-Cola Company (i) works primarily within the United States (one of the fifty states or the District of
     Columbia), (ii) is actively at work or on an Approve Leave of Absence, (iii)
ultimately reports up to the President of Coca-Cola North America, and (iv) is
subject to a compensation structure that is not based on job grade.

(d) a regular full-time or regular part-time Exempt Employee who, in accordance with the personnel and organizational systems of the Company and/or The Coca-Cola
     Company (i) is a CCR International Service Employee, and (ii) is actively at work or on an Approved Leave of Absence.

A Participant is eligible to participate in the Plan on the first of the month following the completion of two full months of employment. For example: If a
Participant was hired on July 14, he or she will be eligible to participate in the
Plan October 1.

Notwithstanding the foregoing, the term "Participant" shall not include (i) any employee described in Appendix B, (ii) any employee covered by a collective bargaining agreement between an employee representative and the Company or any Affiliate, unless the collective bargaining agreement provides for the employee's participation in this Plan, or (iii) any employee who is designated as nonexempt or hourly by the Company (or to the extent applicable, any Affiliate)
on its payroll, personnel and benefits system.

An individual shall be treated as an "employee" for purposes of this Plan for any period only if (i) he is actually classified during such period by the
Company (or to the extent applicable, any Affiliate) on its payroll, personnel and benefits system as an employee, and (ii) he is paid for services rendered during such period through the payroll system, as distinguished from the accounts payable department, of the Company or the Affiliate. No other individual shall be treated as an employee under this Plan for any period, regardless of his or her status during such period as an employee under common law or under any statute.
In addition, an individual shall be treated as an Exempt Employee for purposes of this Plan only if he is actually classified during such period by the Company or an
Affiliate on its payroll, personnel and benefits system as an Exempt Employee."

2.    Effective September 19, 2014, Appendix B in the form attached hereto is added to the Plan.

IN WITNESS WHEREOF, the Benefits Committee has caused this Amendment to be signed by its duly authorized member as of this 22 day of September 2014.

THE COCA-COLA COMPANY
BENEFITS COMMITTEE

/s/ Melody Hanna
Melody Hanna, Chairperson

APPENDIX B

Excluded Employees

1.	Any employee who was hired on September 19, 2014 and who immediately prior to employment with the Company was employed by Coca-Cola Bottling Company of
Pottsville.